UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2007

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

 (State or Other Jurisdiction of Incorporation)
0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

321 Manley Street, West Bridgewater, MA	02379
(Address of Principal Executive Offices)	(Zip Code)

(508) 580-1818

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As previously reported by Pressure BioSciences, Inc. (“PBI”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2004, PBI transferred certain assets and liabilities of its PBI Source Scientific, Inc. (formerly known as BBI Source Scientific, Inc.) (“SSI”) subsidiary to a newly formed and wholly owned limited liability company known as Source Scientific, LLC (“SS LLC”). PBI subsequently sold 70% of its ownership interests in SS LLC to Richard W.  Henson and Bruce A. Sargeant pursuant to the terms of a LLC Membership Interest Purchase Agreement, dated June 2, 2004, by and among SSI, Mr. Henson and Mr. Sargeant (the “Purchase Agreement”). Under the terms of the Purchase Agreement, Mr. Henson and Mr. Sargeant executed promissory notes to PBI in the aggregate principal amount of $900,000 (the “Notes”) payable on May 31, 2007 and bearing interest at a rate of 8% per year. Pursuant to the Purchase Agreement, PBI granted Mr. Henson and Mr. Sargeant an option to purchase PBI’s remaining 30% ownership interest in SS LLC on or before May 31, 2007 at an exercise price consisting of an escalating premium (10-50%) over PBI’s initial ownership value, provided Mr. Henson and Mr. Sargeant first repaid in full all outstanding principal and interest on the Notes (the “Option”).

On May 29, 2007, PBI and SSI entered into a Consent Agreement with Mr. Henson, Mr. Sargeant, SS LLC and BIT Analytical Instruments, Inc. (the “Consent Agreement”) pursuant to which the Notes were repaid in full in the aggregate amount of $1,201,534 and Mr. Henson and Mr. Sargeant exercised their Option (through BIT Analytical Instruments, Inc.) to purchase PBI’s remaining 30% ownership interest in SS LLC for an aggregate exercise price of $578,573. As a result of these transactions, PBI no longer retains any direct or indirect ownership interest in SS LLC.

PBI announced the transactions contemplated by the Consent Agreement by press release dated May 31, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Consent Agreement, dated May 29, 2007, by and among the registrant, PBI Source Scientific, Inc., Source Scientific, LLC, BIT Analytical Instruments, Inc., Richard W. Henson and Bruce A. Sargeant.

10.2 LLC Membership Interest Purchase Agreement, dated June 2, 2004, by and among the registrant, PBI Source Scientific, Inc. (formerly known as BBI Source Scientific, Inc.), Richard W. Henson and Bruce A. Sargeant.*

99.1 Press Release dated May 31, 2007

*Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 1, 2007	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Edward H. Myles
Edward H. Myles, Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Consent Agreement dated May 29, 2007 by and among the registrant, PBI Source Scientific, Inc., Source Scientific, LLC, BIT Analytical Instruments, Inc., Richard W. Henson and Bruce A. Sargeant.

10.2
LLC Membership Interest Purchase Agreement, dated June 2, 2004, by and among the registrant, PBI Source Scientific, Inc. (formerly known as BBI Source Scientific, Inc.), Richard W. Henson and Bruce A. Sargeant.*

99.1	Press Release dated May 31, 2007

*Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2004.